Exhibit 10.1

Private & Confidential
Dr Andrew Jolly CEng MIMechE MEI
Equis Energy Limited
Sophia House
28 Cathedral Road
Cardiff
CF11 9LJ
United Kingdom

By email: andrew@equisenergy.co.uk

20 September 2013

Dear Andrew

RE:   Proposed Non-Executive Directorship Of Pacific Green Technologies Inc. (“the Company”)

Further to our recent discussions, I have pleasure in making you a formal offer to become a non-executive director of the Company.

We would envisage your primary role to be the Company’s independent non-executive director with special emphasis on steering the Company through the UK’s regulatory environment in respect of the Company’s project at Sutton Bridge, Lincolnshire. That aside, we would envisage your time commitment would be to attend quarterly board meetings and review quarterly board packs around the Company’s regulatory reporting requirements.

In terms of remuneration, we propose the following:

●	a non-executive director fee of GBP£2,000 per calendar month for which we would anticipate you devoting 20 hours of your time per month;

●	to the extent that you devote more than 20 hours of time per month, then you will invoice the Company for that additional time at a rate of GBP£100 per hour;

●	all reasonable out of pocket expenses incurred in connection with your non-executive directorship will be met by the Company;

●	D&O insurance will be made available to you.

Pacific Green Technologies Inc.
5205 Prospect Road
San Jose
California 95129
USA

T: +1 (408) 538 3373
F: +1 (408) 538 3372

www.pacificgreentechnologies.com

I trust the above is in accord with our discussions and look forward to receiving your signed agreement to act as a non-executive director of the Company.

Yours sincerely

Dr Neil Carmichael
Chief Executive
Pacific Green Technologies Inc.

I hereby agree to the terms of this letter

/s/ Dr Andrew Jolly	Date: 26/09/2013
Dr Andrew Jolly

Pacific Green Technologies Inc.
5205 Prospect Road
San Jose
California 95129
USA

T: +1 (408) 538 3373
F: +1 (408) 538 3372

www.pacificgreentechnologies.com